Exhibit 32.1

SARBANES-OXLEY ACT SECTION 906 CERTIFICATION CHIEF EXECUTIVE OFFICER

In connection with this quarterly report on Form 10-QSB of Mission Community Bancorp (“the Company”) for the period ended June 30, 2007, I, Anita M. Robinson, President and Chief Executive Officer, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.             This Form 10-QSB for the period ended June 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.             The information contained in this Form 10-QSB for the period ended June 30, 2007 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2007

	By:	/s/ Anita M. Robinson
Anita M. Robinson
President and Chief Executive Officer